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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           Reported): June 14, 2001


   FLEET HOME EQUITY LOAN, LLC, (as depositor under the Sale and Servicing
                     Agreement, dated as of May 15, 2001)

                          FLEET HOME EQUITY LOAN, LLC
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            (Exact name of registrant as specified in its charter)

            Delaware                     333-53662            04-3544150
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(State or Other Jurisdiction of        (Commission        (I.R.S. Employer
         Incorporation)                File Number)       Identification No.)

                              100 Federal Street
                          Boston, Massachusetts 02110
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (617) 434-2200
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ITEM 5. OTHER EVENTS*.
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     On May 15, 2001 Fleet Home Equity Loan, LLC (the "Company") entered into a Sale and Servicing Agreement dated as of May 15, 2001 (the "Sale and Servicing Agreement"), by and among Fleet Home Equity Loan Trust 2001-1, the Company, as depositor, Fleet National Bank, as seller and servicer, and U.S. Bank National Association, as indenture trustee.

     The statistical information presented in the Prospectus Supplement concerning the pool of Mortgage Loans does not reflect all of the Mortgage Loans which were included in the final pool on the Closing Date. Set forth below is statistical information concerning the final Mortgage Pool.




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     *Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 14, 2001 and the Prospectus Supplement dated May 21, 2001 of Fleet Home Equity Loan, LLC, relating to its Fleet Home Equity Loan Asset-Backed Notes, Series 2001-1.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLEET HOME EQUITY LOAN, LLC



                                      By:  /s/ Jeffrey A. Lipson
                                           -------------------------------
                                           Name:  Jeffrey A. Lipson
                                           Title:    Vice-President

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Dated:  June 14, 2001

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EXHIBIT INDEX

Exhibit       Description
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 99.1         Statistical Information concerning the Final Mortgage Pool.